Exhibit 99.2

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

For the six months ended November 30, 2012

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$72,727	$-	$72,727
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of deferred income	(4,710)	-	(4,710)
Amortization of bond issuance costs and deferred charges	3,842	-	3,842
Depreciation	2,625	-	2,625
Provision for loan losses	5,305	-	5,305
Recovery of guarantee liability	(101)	-	(101)
Results of operations of foreclosed assets	5,674	-	5,674
Derivative forward value	(961)	-	(961)
Changes in operating assets and liabilities:
Accrued interest and other receivables	13,386	-	13,386
Accrued interest payable	(6,329)	-	(6,329)
Other	4,921	-	4,921

Net cash provided by operating activities	96,379	-	96,379

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(2,584,296)	98,147	(2,486,149)
Principal collected on loans	2,300,104	-	2,300,104
Net investment in fixed assets	(2,961)	-	(2,961)
Proceeds from foreclosed assets	29,110	-	29,110
Investments in foreclosed assets	(57,111)	-	(57,111)
Net proceeds from sale of loans	98,147	(98,147)	-
Investments	(250,000)	-	(250,000)
Change in restricted cash	(955)	-	(955)

Net cash used in investing activities	(467,962)	-	(467,962)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuances of short-term debt, net	215,087	(124,234)	90,853
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	322,406	322,406
Repayments of short-term debt with original maturity greater than 90 days	-	(198,172)	(198,172)
Issuance costs for revolving bank lines of credit	(1,447)	-	(1,447)
Proceeds from issuance of long-term debt	1,254,167	-	1,254,167
Payments for retirement of long-term debt	(730,293)	-	(730,293)
Proceeds from issuance of members' subordinated certificates	55,548	-	55,548
Payments for retirement of members' subordinated certificates	(6,066)	-	(6,066)
Payments for retirement of patronage capital	(33,991)	-	(33,991)
Cash paid portion of debt exchange premium	(133,406)	-	(133,406)

Net cash provided by financing activities	619,599	-	619,599

NET INCREASE IN CASH AND CASH EQUIVALENTS	248,016	-	248,016
BEGINNING CASH AND CASH EQUIVALENTS	191,167	-	191,167
ENDING CASH AND CASH EQUIVALENTS	$439,183	$-	$439,183

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

For the six months ended November 30, 2011

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(113,916)	$-	$(113,916)
Adjustments to reconcile net loss to net cash provided by operating activities
Amortization of deferred income	(5,617)	-	(5,617)
Amortization of bond issuance costs and deferred charges	6,038	-	6,038
Depreciation	1,719	-	1,719
Recovery of loan losses	(12,125)	-	(12,125)
Recovery of guarantee liability	(72)	-	(72)
Results of operations of foreclosed assets	16,466	-	16,466
Derivative forward value	158,510	-	158,510
Changes in operating assets and liabilities:
Accrued interest and other receivables	7,238	-	7,238
Accrued interest payable	(12,236)	-	(12,236)
Other	10,300	-	10,300

Net cash provided by operating activities	56,305	-	56,305

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(3,260,727)	81,897	(3,178,830)
Principal collected on loans	4,187,593	-	4,187,593
Net investment in fixed assets	(11,432)	-	(11,432)
Proceeds from foreclosed assets	18,849	-	18,849
Investments in foreclosed assets	(29,179)	-	(29,179)
Net proceeds from sale of loans	81,897	(81,897)	-
Change in restricted cash	(955)	-	(955)

Net cash provided by investing activities	986,046	-	986,046

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of issuances of short-term debt, net	(181,095)	135,869	(45,226)
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	221,960	221,960
Repayments of short-term debt with original maturity greater than 90 days	-	(357,829)	(357,829)
Issuance costs for revolving bank lines of credit	(3,626)	-	(3,626)
Proceeds from issuance of long-term debt, net	299,132	-	299,132
Payments for retirement of long-term debt	(810,286)	-	(810,286)
Proceeds from issuance of members' subordinated certificates	18,145	-	18,145
Payments for retirement of members' subordinated certificates	(54,892)	-	(54,892)
Payments for retirement of patronage capital	(43,697)	-	(43,697)

Net cash used in financing activities	(776,319)	-	(776,319)

NET INCREASE IN CASH AND CASH EQUIVALENTS	266,032	-	266,032
BEGINNING CASH AND CASH EQUIVALENTS	293,615	-	293,615
ENDING CASH AND CASH EQUIVALENTS	$559,647	$-	$559,647